UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 25, 2012

CASH AMERICA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Texas	1-9733	75-2018239
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1600 West 7th Street Fort Worth, Texas		76102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (817) 335-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

2012 Short-Term Incentive Plan

On January 25, 2012, the independent members of the Board of Directors (the “Board”) of Cash America International, Inc. (the “Company”), on the recommendation of its Management Development and Compensation Committee (the “Committee”), approved the terms and conditions of the short term incentive compensation plan for executive officers of the Company for 2012 (the “2012 STI plan”), which is a cash-based incentive plan that will be administered by the Committee under the Company’s Senior Executive Bonus Plan, as amended. Under the 2012 STI plan, a cash bonus pool may be funded based on the Company’s achievement of certain financial objectives for 2012.

The 2012 STI plan consists of the following three components (each an “STI Component”):

•	the EBT component (the “EBT Component”), which is based on the Company’s consolidated 2012 earnings before taxes, excluding certain unusual items;

•

the Retail Services Division component (the “Retail Services Division Component”), which is based on the 2012 earnings before taxes for the Retail Services Division, excluding certain unusual items; and

•

the E-Commerce Division component (the “E-Commerce Division Component”), which is based on the 2012 earnings before interest, taxes, depreciation and amortization of the E-Commerce Division, excluding certain unusual items.

The target 2012 short-term incentive (“STI”) award for the Company’s Chief Executive Officer is 100% of his base salary, and the target 2012 STI award for all other executive officers is 70% of their respective base salaries. STI payments, if any, will be determined by the Committee in January 2013 and will be based on the following: (a) 50% on the EBT Component and 50% on the Retail Services Division Component for the Company’s President-Retail Services Division, (b) 100% on the E-Commerce Division Component for the Company’s President-E-Commerce Division and (c) 100% on the EBT Component for all other executive officers, including the Chief Executive Officer, Chief Financial Officer and General Counsel.

Under the terms of the 2012 STI plan, potential STI awards will begin to accrue under each STI Component once the Company exceeds a certain earnings threshold (the “Earnings Threshold”) established for that STI Component, and the potential STI awards can increase ratably up to 100% of the portion of a target award related to the applicable STI Component if earnings in the particular STI Component reach a specified earnings target (the “Earnings Target”) established for such STI Component. If earnings in a particular STI Component do not reach the Earnings Threshold applicable to such STI Component, no portion of the STI award related to that STI Component will be available for payment. If earnings in any STI Component exceed the applicable Earnings Target for such component, the potential STI award applicable to such STI Component will increase above the portion of the target award corresponding to such STI Component based on a formula set forth in the 2012 STI plan not to exceed a cap of 200%. The Committee also has discretion under the 2012 STI plan to reduce or eliminate amounts that may be paid under the plan. The 2012 STI plan contains a “clawback” provision that allows the Committee to recoup all or some of the amount paid to an executive officer under certain circumstances when there is a material restatement of the Company’s financial results.

2011 Short-Term Incentive Plan Payments

On January 25, 2012, the independent members of the Board, on the recommendation of the Committee, approved cash payments to each of the Company’s executive officers named in its 2011 Proxy Statement (the “Named Executive Officers”) under its 2011 STI plan that will be paid in February. All payments were determined in accordance with the Company’s 2011 STI plan as described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 1, 2011.

In determining payments to be made under the 2011 STI plan, the Committee used its discretion under the plan only with respect to the amount to be paid to Mr. Weese, the Company’s President-Retail Services Division. An additional payment under the 2011 STI plan will be made to Mr. Weese in the amount of $53,677, for a total payment of $388,207. Similar to the 2012 STI Plan, Mr. Weese’s 2011 award was based 50% on a Retail Services Division Component and 50% on an EBT Component. While the Company had strong earnings within the Retail Services Division and exceeded the earnings threshold required for awards to begin to accrue for the Retail Services Division Component of Mr. Weese’s 2011 award, it fell slightly below the Retail Services Division Component earnings target that was set under the 2011 STI plan. The Company did, however, significantly exceed its earnings target that was set under the 2011 STI plan for the EBT Component of Mr. Weese’s award during 2011. Based on both of these components, the resulting STI payment as calculated pursuant to the 2011 STI plan would have been 106.2% of Mr. Weese’s target award (which target award was 70% of his 2011 base salary), but the Committee used its discretion to award Mr. Weese an additional payment of 17% of his total target award. In using its discretion to award Mr. Weese an additional payment under the 2011 STI plan, the Committee considered Mr. Weese’s contribution to the Company during 2011, including the continued integration of a significant-sized pawn business acquired in 2010, his role in the Company’s acquisition activity, the introduction of new products and services in the Company’s retail services locations and the restructuring of the Company’s management team for its foreign retail services business. As a result of the foregoing, Mr. Weese will receive a final 2011 STI payment equal to 123.2% of his target award.

Long Term Incentive Plan Restricted Stock Unit Awards

On January 25, 2012, the independent members of the Board, on the recommendation of the Committee, approved awards of restricted stock units (“RSU”) to the Company’s Named Executive Officers, excluding the President-E-Commerce Division, under the Cash America International, Inc. First Amended and Restated 2004 Long-Term Incentive Plan, as amended (the “2004 LTIP”). In connection with these grants and pursuant to the 2004 LTIP, the Board approved form award agreements (the “RSU Agreements”) that set forth the terms and conditions of the RSU awards.

A portion of the RSUs granted in 2012 under the RSU Agreements will vest in four equal installments on February 24, 2013 and on January 31, 2014, 2015 and 2016 (the “Time-Based RSUs”). The remaining portion (the “Performance-Based RSUs”) will vest subject to the Company’s achievement of an improved earnings per share of the Company over the three-year period ending December 31, 2014 as set forth in the RSU Agreement. Based on the Company’s performance during that period, 0% to 200% of the target Performance-Based RSUs will be eligible to vest on January 1, 2015, subject to the Committee certifying the applicable performance results. The vesting of all RSU awards are subject to the award recipient’s continuous service as an employee or director of the Company on the applicable vesting date, with certain exceptions as set forth in the RSU Agreement. In addition, the RSU Agreements contain a “clawback” provision that allows the Committee to recoup all or some of the Performance-Based RSU awards under certain circumstances when there is a material restatement of the Company’s financial results. Other terms of these awards are consistent with previously disclosed terms of the 2004 LTIP.

The following table shows the shares issuable upon the vesting of each RSU award, including the percentage of the aggregate award represented by the Time-Based RSUs and the Performance-Based RSUs.

	Share Amounts Awarded		Percentage of Total Award (1)
Name	Time- Based RSUs	Target Performance- Based RSUs (2)	Time- Based RSUs	Target Performance- Based RSUs
Daniel R. Feehan, President and Chief Executive Officer	14,080	14,080	50%	50%
Thomas A Bessant, Jr., Executive Vice President and Chief Financial Officer	8,572	2,858	75%	25%
Dennis J. Weese, President -Retail Services Division	8,860	2,953	75%	25%
J. Curtis Linscott, Executive Vice President, General Counsel & Secretary	6,708	2,235	75%	25%

(1)	Based on the target Performance-Based RSU shares shown in the table.
(2)	Reflects the target number of shares issuable upon vesting for the Performance-Based RSUs if the Company achieves its target performance objectives. The number of Performance-Based RSUs that each of the Named Executive Officers listed above could receive pursuant to these RSU awards if the Company exceeds its target performance objectives increases ratably up to the maximum number of Performance-Based RSUs established for each Named Executive Officer shown in the table, as follows: Mr. Feehan – 28,160; Mr. Bessant – 5,716; Mr. Weese – 5,906; and Mr. Linscott – 4,470.

Amended Change in Control Severance Agreements

The Company has previously entered into Executive Change-in-Control Severance Agreements with each of the Named Executive Officers, other than its Chief Executive Officer and President, Mr. Feehan, who has an employment agreement with the Company. These agreements are designed to promote stability and continuity of senior management because the Company has not entered into employment agreements with these executive officers. On January 25, 2012, the Board approved the Cash America International, Inc. First Amended and Restated Executive Change-in-Control Severance Agreements for its Named Executive Officers other than Mr. Feehan (the “Amended Change-in-Control Agreements”), and each such Named Executive Officer entered into the Amended Change-in-Control Agreement on the same date.

The Executive Change-in-Control Severance Agreements were primarily amended to (a) remove the provision in the agreement that allowed for a gross-up payment for excise and certain other taxes that could become payable as a result of payments made in connection with a change-in-control of the Company (as defined in the agreement) (b) update the change-in-control definition to be consistent with certain other Company agreements that utilize the change-in-control definition of Section 409A of the Internal Revenue Code of 1986, as amended, and (c) include a clawback provision that allows the Company to recoup all or some of the incentive compensation paid, issued or granted to the executive under certain circumstances when there is a material restatement of the Company’s financial results. The foregoing description of the Amended Change-in-Control Agreement is qualified in its entirety by the complete terms and conditions of the Amended Change-in-Control Agreement, a form of which is incorporated herein by reference as Exhibit 10.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Cash America International, Inc. First Amended and Restated Executive Change-in-Control Severance Agreements

Forward Looking Statements

This report contains forward-looking statements about the business, financial condition and prospects of the Company. The actual results of the Company could differ materially from those indicated by the forward-looking statements because of various risks and uncertainties including, without limitation, changes in pawn, consumer loan, tax and other domestic and foreign laws and governmental rules and regulations applicable to the Company’s business, changes in demand for the Company’s services, acceptance by consumers, legislators or regulators of the negative characterization by the media and consumer activists with respect to certain of the Company’s loan products, the continued acceptance of the online distribution channel by the Company’s online loan customers, the actions of third parties who provide, acquire or offer products and services to, from or for the Company, fluctuations in the price of gold, changes in competition, the ability of the Company to open new locations or complete acquisitions in accordance with its plans, changes in economic conditions, real estate market fluctuations, interest rate fluctuations, changes in foreign currency exchange rates, changes in the capital markets, changes in the Company’s ability to satisfy its debt obligations or to refinance existing debt obligations or obtain new capital to finance growth, the ability to successfully integrate newly acquired businesses into the Company’s operations, the loss of services of any of the Company’s executive officers, a prolonged interruption in the Company’s operations of its facilities, systems and business functions, including its information technology and other business systems, the effect of any current or future litigation proceedings on the Company, the implementation of new, or changes in the interpretation of existing, accounting principles or financial reporting requirements, acts of God, war or terrorism, pandemics and other events, the effect of any of such changes on the Company’s business or the markets in which it operates, risks related to the Company’s previously-announced proposed initial public offering of Common Stock of Enova International, Inc. (“Enova”), and other risks and uncertainties indicated in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties are beyond the ability of the Company to control, nor can the Company predict, in many cases, all of the risks and uncertainties that could cause its actual results to differ materially from those indicated by the forward-looking statements. When used in this report, terms such as “believes,” “estimates,” “should,” “could,” “would,” “plans,” “expects,” “anticipates,” “may,” “forecasts,” “projects” and similar expressions and variations as they relate to the Company or its management are intended to identify forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances occurring after the date of this report.

On September 15, 2011, Enova, a wholly-owned subsidiary of the Company that comprises the Company’s E-commerce segment, filed a Registration Statement on Form S-1 with the Securities and Exchange Commission in connection with a proposed initial public offering of Enova Common Stock by the Company and Enova. The Registration Statement on Form S-1 that was filed with the Securities and Exchange Commission has not yet become effective. The completion of the offering of Common Stock of Enova is subject to numerous conditions, including market conditions, and the Company can provide no assurance that it will be successfully completed. The securities offered under Enova’s Registration Statement may not be sold, nor may offers to buy be accepted prior to the time that the Registration Statement becomes effective. The information contained in this report with respect to the offering shall not constitute an offer to sell or a solicitation of an offer to buy these securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASH AMERICA INTERNATIONAL, INC.

Date: January 31, 2012	By:	/s/ J. Curtis Linscott
J. Curtis Linscott
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Cash America International, Inc. First Amended and Restated Executive Change-in-Control Severance Agreements